                                                                    EXHIBIT 10.6



                        RESTATED PROPRIETARY INFORMATION
                         AND NON-COMPETITION AGREEMENT

         THIS RESTATED PROPRIETARY INFORMATION AND NON-COMPETITION AGREEMENT (this "AGREEMENT") is made and entered into as of September 12, 1995 among Orbital Sciences Corporation, a Delaware corporation ("ORBITAL"), Orbital Communications Corporation, a Delaware corporation ("ORBCOMM"), Teleglobe Inc., a Canadian corporation ("TELEGLOBE"), Teleglobe Mobile Partners, a Delaware general partnership ("TELEGLOBE MOBILE"), ORBCOMM Global, L.P., a Delaware limited partnership ("ORBCOMM GLOBAL"), ORBCOMM USA, L.P., a Delaware limited partnership ("ORBCOMM USA"), and ORBCOMM International Partners, a Delaware limited partnership ("ORBCOMM INTERNATIONAL") and restates the Proprietary Information and Non-Competition Agreement dated as of June 30, 1993, as amended by Amendment No. 1 thereto dated as of September 12, 1995.



                              W I T N E S S E T H:

         WHEREAS, Orbital, ORBCOMM, Teleglobe, Teleglobe Mobile, ORBCOMM Global, ORBCOMM USA and ORBCOMM International have entered into agreements for the development, construction, operation and marketing of a global digital satellite communications system of low-Earth orbit satellites intended to provide two-way data and message communications and position determination services throughout the world (the "ORBCOMM SYSTEM") and related activities in connection therewith; and

         WHEREAS, the parties wish to enter into this Agreement setting forth their understanding concerning the protection of confidential and proprietary information that may be disclosed to each other in connection with the foregoing and to provide for a non-competition covenant.

         NOW, THEREFORE, in consideration of the foregoing premises, the agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

1.1 Except as otherwise specified herein, capitalized terms shall have the meanings ascribed to such terms in Appendix C to the Master Agreement dated as of June 30, 1993 among Orbital ORBCOMM, Teleglobe and Teleglobe Mobile, as amended and restated from time to time, which Appendix is incorporated herein by reference.

                                   ARTICLE II
                            PROPRIETARY INFORMATION

2.1 PROPRIETARY INFORMATION. For purposes of this Agreement, "PROPRIETARY INFORMATION" shall mean written or oral information of any kind that is disclosed to a party to this Agreement (the "RECEIVING PARTY") by another party to this Agreement (the "DISCLOSING PARTY") and designated as proprietary information and clearly identified as "confidential", "restricted", "proprietary", or bearing similar notice of classification, including, but not limited to, technical, financial and business information and models, and any information, reports, plans, market projections, data or any other confidential and proprietary information, together with analyses, work papers, compilations, comparisons, studies, documents, terms, conditions, correspondence, facts or other materials that contain, summarize or are based upon any of the foregoing; provided, however, that "Proprietary Information" shall not include information that:

                 (a) is or hereafter becomes publicly available through no wrongful act of the Receiving Party;

                 (b) is known by the Receiving Party without any proprietary restrictions at the time of receipt of such information from the Disclosing Party or becomes rightfully known to the Receiving Party without proprietary restrictions from a source other than the Disclosing Party;

                 (c) is independently developed by the Receiving Party by Persons who did not, directly or indirectly, have access to the Proprietary Information:

                 (d) is obligated to be produced under order of a court of competent jurisdiction or a valid administrative or governmental subpoena or demand, provided that the Receiving Party promptly notifies in writing the Disclosing Party of such event so that the Disclosing Party may seek an appropriate protective order; or

                 (e) is required to be disclosed pursuant to applicable law, rule or regulation, to the extent of such requirement.

2.2              RESTRICTIONS ON DISCLOSURE AND USE.

                 (a) The Receiving Party agrees that except with the prior written consent of the Disclosing Party or as otherwise specifically provided herein, it will not, during and for a period of five (5) years after the term of this Agreement, use, disclose or otherwise disseminate such Proprietary Information to any Person.

                 (b) Except as necessary to perform its obligations under any of the Definitive Agreements, the Receiving Party shall not make any use of the Disclosing Party's Proprietary Information for its own benefit or for the benefit of any other Person.

                 (c) The Receiving Party shall not disclose all or any part of the Disclosing Party's Proprietary Information to any officers, directors, employees, banks, advisers, affiliates, agents or representatives (collectively, "REPRESENTATIVES") of the Receiving Party except on a need-to-know basis. Such Representatives shall be informed of the confidential and proprietary nature of the Proprietary Information and of the obligations imposed on the Receiving Party by the provisions of this Agreement.

                 (d) Each party to this Agreement shall maintain the other parties' Proprietary Information with at least the same degree of care such party uses to maintain its own proprietary information. The Receiving Party shall immediately advise the Disclosing Party in writing of any misappropriation or misuse by any Person of the Disclosing Party's Proprietary Information of which the Receiving Party is aware.

2.3 RETURN OF PROPRIETARY INFORMATION. All Proprietary Information in whatever form shall be promptly returned by the Receiving Party to the Disclosing Party upon written request by the Disclosing Party if the Disclosing Party or the Receiving Party terminates its participation in development, construction, operation and marketing of the ORBCOMM System, provided that any materials prepared by a Receiving Party containing Proprietary Information need not be returned to the Disclosing Party if the Receiving Party destroys such materials and confirms such destruction in writing to the Disclosing Party within ten (10) days of the termination of this Agreement.


                                  ARTICLE III
                           NON-COMPETITION AGREEMENT

3.1 NON-COMPETITION AGREEMENT. Each of Orbital and Teleglobe hereby covenants and agrees that, except with the prior written consent of Teleglobe or Orbital, as the case may be, it shall not and shall cause its Affiliates not to, during the term of this Agreement and for one (1) year thereafter, solely or jointly, on its own behalf or on behalf of any Person, directly or indirectly, in any capacity whatsoever including but not limited to, as partner, shareholder, owner or otherwise:

                 (a) except in connection with the fulfillment of their respective obligations under any of the Definitive Agreements, carry on, engage, participate, invest or have an equity interest in, or have any financial interest in the marketing, construction, development or management of any business or enterprise that competes with Orbital or any of its Affiliates or Teleglobe or any of its Affiliates, as the case may be, in offering commercial low-Earth orbit non-voice satellite communications services operating in the 137-150 MHz band or such other frequency allocated to "little LEO" mobile satellite services below 1 GHz; provided, however, that notwithstanding the foregoing, ORBCOMM and Orbital shall be permitted to
                          (i) sell satellites, launch vehicles, launch services and communication services to non-commercial entities without limitation and (ii) provide all other entities up to two satellites every two years and launch vehicles or launch services for up to two satellites every two years;

                 (b) assist in or influence the engagement or hiring by any Person that competes with Orbital or any of its Affiliates or Teleglobe or any of its Affiliates, as the case may be, of any salesman, distributor, or employee of Orbital or any of its Affiliates or Teleglobe or any of its Affiliates, as the case may be, or otherwise cause any Person having a business relationship with Orbital or any of its Affiliates or Teleglobe or any of its Affiliates, as the case may be, to sever such relationship with, Orbital or any of its Affiliates or Teleglobe or any of its Affiliates, as the case may be; or

                 (c) employ any person to work on or represent the ORBCOMM System who will also work on or represent another mobile communications system, whether in a technical, marketing or other non-administrative capacity, without first notifying the President of ORBCOMM Global of such person's proposed duties and the duties such person may have with respect to such other mobile communications projects.

3.2 PORTFOLIO EXCEPTION. None of the parties shall be in default under this Article III by virtue of holding for portfolio purposes as a passive investor not more than five percent (5%) of the issued and outstanding equity securities of a corporation, the equity securities of which are listed or quoted on a stock exchange or on an over-the-counter market within the United States or Canada.


                                   ARTICLE IV
                                    REMEDIES

4.1 INDEMNIFICATION. Orbital or, as the case may be, Teleglobe shall indemnify and save harmless Teleglobe and its Affiliates or Orbital and its Affiliates, as the case may be, and its Representatives (individually, an "INDEMNIFIED PARTY") from and against any claims, demands, actions, causes of action, judgments, damages, losses (which shall include any diminution in value), liabilities, costs or expenses (including, without limitation, interest, penalties and reasonable attorneys' and experts' fees and disbursements) that may be made against any Indemnified Party or which any Indemnified Party may suffer or incur as a result of, arising out of or relating to any violation, contravention or breach of this Agreement by a party which is not the Indemnified Party.

4.2 INJUNCTIVE RELIEF. (a) Each Receiving Party acknowledges that the Proprietary Information of the Disclosing Party is central to the Disclosing Party's business and was developed by or for the Disclosing Party at a significant cost.

                 (b) Each party acknowledges that damages would not be an adequate remedy for any breach of this Agreement by another party and that a party may obtain injunctive or other equitable relief to remedy or prevent any breach or threatened breach of this Agreement by another party. Such remedy shall not be deemed to be the exclusive remedy for any such breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.


                                   ARTICLE V
                                  TERMINATION

5.1 This Agreement shall terminate upon the earlier of ORBCOMM or Teleglobe Mobile ceasing to be both a general and limited partner of ORBCOMM Global.


                                   ARTICLE VI
                                   STANDSTILL

6.1 Until December 22, 1995, Teleglobe shall not and shall use its commercially reasonable efforts to ensure that its Affiliates (and any Person acting on behalf of or in concert with Teleglobe or any of its Affiliates) shall not, without the prior written approval of the Board of Directors of ORBCOMM or Orbital, as the case may be, purchase or otherwise acquire (or enter into any agreement or make any proposal to purchase or otherwise acquire) other than in a transaction contemplated in the Definitive Agreements, any securities of ORBCOMM or Orbital, any warrant or option to purchase such securities, any security convertible into any such securities or any other right to acquire such securities.

                                  ARTICLE VII

                                 MISCELLANEOUS

7.1 SEPARABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such prohibition or unenforceability without invalidating the remaining portions hereof, or affecting the validity or enforceability of such provision in any other jurisdiction.

7.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior written and oral agreement or understanding relating to the subject matter hereof (including, but not limited to, the Orbital/ORBCOMM Non-Disclosure Agreement and the Teleglobe Non-Disclosure Agreement).

7.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts of the signature pages, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

7.4 NOTICES. All notices, requests and other communications required to be delivered to any party hereunder shall be in writing (including any facsimile transmission or similar writing), and shall be sent by telecopy or delivered in person addressed as follows:

                        (a)     If to Orbital, to it at:

                                21700 Atlantic Boulevard
                                Dulles, Virginia 20166
                                Telecopy: (703) 406-3509
                                Attention:       Executive Vice President and General Manager/
                                                 Communications and Information Systems Group


                        (b)     If to ORBCOMM, to it at:

                                21700 Atlantic Boulevard
                                Dulles, Virginia 20166
                                Telecopy: (703) 406-3508
                                Attention:       President

                        (c)     If to Teleglobe or Teleglobe Mobile, to it at:

                                1000 rue de La Gauchetiere ouest
                                Montreal, Quebec
                                Canada H3B 4X5
                                Telecopy: (514) 868-8153
                                Attention:       Executive Vice President, Corporate Development and
                                                 Corporate Secretary

                        (d)     If to ORBCOMM Development, to it at:

                                21700 Atlantic Boulevard
                                Dulles, Virginia 20166
                                Telecopy: (703) 406-3508
                                Attention:       President

                        with copies to:

                                Orbital Sciences Corporation
                                21700 Atlantic Boulevard
                                Dulles, Virginia 20166
                                Telecopy:  (703) 406-3509
                                Attention:       Executive Vice President and General Manager/
                                                 Communications and Information Systems Group

                                  Teleglobe Inc.
                                  1000 rue de La Gauchetiere ouest
                                  Montreal, Quebec
                                  Canada H3B 4X5
                                  Telecopy:  (514) 868-8153
                                  Attention:       Executive Vice President, Corporate Development and
                                                   Corporate Secretary

                          (e)     If to ORBCOMM U.S., to it at:

                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166
                                  Telecopy: (703) 406-3508
                                  Attention:       President

                          with copies to:

                                  Orbital Sciences Corporation
                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166
                                  Telecopy: (703) 406-3509
                                  Attention:       Executive Vice President and General Manager/
                                                   Communications and Information Systems Group


                                  Teleglobe Inc.
                                  1000 rue de La Gauchetiere ouest
                                  Montreal, Quebec
                                  Canada H3B 4X5
                                  Telecopy: (514) 868-8153
                                  Attention:       Executive Vice President, Corporate Development and
                                                   Corporate Secretary

                           (f)    If to ORBCOMM International:

                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166
                                  Telecopy: (703) 406-3508
                                  Attention:       President

                          with copies to:

                                  Orbital Sciences Corporation
                                  21700 Atlantic Boulevard
                                  Dulles, Virginia 20166
                                  Telecopy: (703) 406-3509
                                  Attention:       Executive Vice President and General Manager/
                                                   Communications and Information Systems Group


                                  Teleglobe Inc.
                                  1000 rue de La Gauchetiere ouest
                                  Montreal, Quebec
                                  Canada H3B 4X5
                                  Telecopy: (514) 868-8153
                                  Attention:       Executive Vice President, Corporate Development and
                                                   Corporate Secretary

or to such other persons or addresses as any party may designate by written notice to the others. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted and the appropriate answerback is received, (ii) if given by reputable overnight courier, one (1) business day after being delivered to such courier, or (iii) if given by any other means, when received at the address specified in this Article.

7.5 AMENDMENT; WAIVER. Except as provided otherwise herein, this Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by all the parties hereto.

7.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any interests or obligations hereunder shall be assigned or transferred (by operation of law or otherwise) to any Person without the prior written consent of the other parties.

7.7 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the provisions, policies or principles thereof relating to choice or conflict of laws.

7.8 PUBLIC ANNOUNCEMENT. Orbital and Teleglobe agree that the form, contents, and timing of the release of any public announcement concerning the transactions contemplated in the Definitive Agreements which public announcement contains information regarding the other party shall be subject to coordination and agreement between the parties; provided, however, that either party is entitled to make disclosure at any time to the extent required by law, rule or regulation.

7.9 HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


                 IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement as of the day and year first above written.

ORBITAL SCIENCES CORPORATION                                ORBITAL COMMUNICATIONS
                                                            CORPORATION


By:      /s/ BRUCE W. FERGUSON                              By:   /s/ ALAN L. PARKER
         ----------------------------------                       -------------------------------------
         Name:  Bruce W. Ferguson                           Name:  Alan L. Parker
         Title:  Executive Vice President                   Title:  President
                 and General Manager/
                 Communications and
                 Information Systems Group

TELEGLOBE INC.                                              TELEGLOBE MOBILE PARTNERS

                                                            By: Teleglobe Mobile Investments Inc.,
                                                                  its Managing General Partner

By:      /s/ GUTHRIE J. STEWART                             By:   /s/ GUTHRIE J. STEWART
         ----------------------------------                       -------------------------------------
         Name:  Guthrie J. Stewart                          Name:  Guthrie J. Stewart
         Title:  Executive Vice President,                  Title:  Secretary
                 Corporate Development
                 and Corporate Secretary


ORBCOMM GLOBAL, L.P.                                        ORBCOMM USA, L.P.

By:  Orbital Communications Corporation,                    By:  Orbital Communications Corporation,
  General Partner                                             General Partner

By:      /s/ ALAN L. PARKER                                 By:   /s/ ALAN L. PARKER
         ----------------------------------                       -------------------------------------
         Name: Alan L. Parker                               Name: Alan L. Parker
         Title:  President                                  Title: President

By:      Teleglobe Mobile Partners,                         By:  Teleglobe Mobile Partners,
         General Partner                                       General Partner

By:      Teleglobe Mobile Investment Inc.,                  By:   Teleglobe Mobile Investment Inc.,
         its Managing General Partner                             its Managing General Partner



By:      /s/ GUTHRIE J. STEWART                             By:   /s/ GUTHRIE J. STEWART
         ----------------------------------                       -------------------------------------
         Name:  Guthrie J. Stewart                                Name:  Guthrie J. Stewart
         Title:  Secretary                                        Title:  Secretary




ORBCOMM INTERNATIONAL PARTNERS, L.P.

By: Orbital Communications Corporation,
    General Partner



By:      /s/ ALAN L. PARKER
         ---------------------------------
         Name:  Alan L. Parker
         Title:  President


By: Teleglobe Mobile Partners, General Partner

By: Teleglobe Mobile Investment Inc.,
    its Managing General Partner


By:      /s/ GUTHRIE J. STEWART
         ---------------------------------
         Name: Guthrie J. Stewart
         Title: Secretary